FORUM FUNDS

                               INVESTORS BOND FUND


                         Supplement Dated August 1, 1997
                       to Prospectus Dated August 1, 1997

         Insert the following text after the second full paragraph on page 7:

         As of March 31, 1997, 20.66% of the Fund's assets were invested in Beverly Enterprises, Inc. and Citfed Bancorp, Inc., two issuers of unrated securities that, at the time of investment, the Adviser believed to be of quality comparable to the rated securities in which the Fund may invest. These securities subsequently received a B rating from each of S&P and Moody's. The securities remain in the Fund's portfolio because the Adviser believes that the investment is and will continue to be in the best interests of the Fund.